THE LAZARD FUNDS, INC.

                   Supplement to Prospectus dated May 1, 2001




At a meeting held on April 23, 2002, the Board of Directors of The Lazard Funds, Inc. (the "Fund") approved the liquidation of Lazard International Fixed-Income Portfolio, a series of the Fund (the "Portfolio"). Accordingly, over time the Portfolio's investment holdings will be liquidated and invested in money market instruments or other liquid assets until the Portfolio's assets are distributed to investors. As of April 23, 2002, the Portfolio will be closed to all further investment, including reinvestment of any dividends and distributions.



Dated:   April 23, 2002